EXHIBIT 99
                                                                      ----------

[Logo]                                                 One Franklin Parkway
                                                       San Mateo, CA  94403-1906

                                                       tel     650/312.2000
                                                       franklintempleton.com

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Contact:       Franklin Resources, Inc.
               Investor Relations: Alan Weinfeld (650) 525-8900
               Corporate Communications: Lisa Gallegos (650) 312-3395 franklintempleton.com
--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

            FRANKLIN RESOURCES, INC. ANNOUNCES SECOND QUARTER RESULTS


     SAN MATEO, CA, APRIL 24, 2003 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $109.6 million, or $0.43 per share diluted on revenues of $613.1 million for the quarter ended March 31, 2003. In the preceding quarter, net income was $109.8 million, or $0.43 per share diluted, on revenues of $605.5 million. In the comparable quarter a year ago, net income was $120.0 million, or $0.46 per share diluted, on revenues of $626.0 million. Operating income this quarter was approximately the same as in the prior quarter and decreased 6% over the same quarter in the prior year.

     As of March 31, 2003, assets under management by the company's subsidiaries were $252.4 billion, as compared to $257.7 billion last quarter and $274.5 billion at this time last year. Simple monthly average assets under management during the current quarter were $255.1 billion compared to $254.8 billion in the preceding quarter and $267.9 billion in the same quarter a year ago. Equity assets now comprise 47% of total assets under management as compared to 48% last quarter and 54% at March 31, 2002. Fixed-income assets now comprise 36% of total assets under management, as compared to 34% last quarter and 30% at the same time last year. As of March 31, 2003, balanced/hybrid assets account for 15% of total assets under management, and remained unchanged from last quarter and the comparable quarter a year ago. Sales exceeded redemptions by $2.6 billion for the current quarter compared to $1.1 billion for the prior quarter and $4.5 billion for the comparable quarter a year ago.

FISCAL SECOND QUARTER 2003 HIGHLIGHTS

PERFORMANCE AND PRODUCTS /1/,/2/

(See important footnotes in "Supplemental Information" section at the end of the release.)

o Over 80% of Franklin Templeton's total equity fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended March 31, 2003. /3/,/8/
o Over 95% of Templeton equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended March 31, 2003, while over 70% of assets were in funds ranked in the top quartile. /4/,/8/
o Franklin Federal Tax-Free Income Fund and Franklin New York Tax-Free Income Fund were both rated 4 stars overall by MORNINGSTAR as of March 31, 2003. /6/
o Franklin U.S. Government Securities Fund ranked in the top half of its LIPPER peer group for the one-, three-, five- and 10-year periods ended March 31, 2003. /7/,/8/
o Templeton Foreign Fund and Templeton Growth Fund ranked in the top 20% of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended March 31, 2003, and were also rated 4 stars overall by MORNINGSTAR as of March 31, 2003. /5/,/6/,/8/
o All six Mutual Series funds were rated either 4 or 5 stars overall by MORNINGSTAR as of March 31, 2003, and ranked in the top quintile of their respective LIPPER peer groups for the applicable one-, three-, five- and 10-year periods ended March 31, 2003. /6/,/8/,/9/
o Franklin MicroCap Value Fund received a U.S. LIPPER Fund Award for consistent performance compared to its peers in the "Small-Cap Value Funds" category. The fund ranked in the top decile of its LIPPER peer group for the one-, three- and five-year periods ended March 31, 2003. The fund was also rated 5 stars overall by MORNINGSTAR. /6/,/8/,/10/,/11/
o Franklin Income Fund ranked in the top half of its LIPPER peer group for the one-, three-, five- and 10-year periods ended March 31, 2003. The fund was also rated 4 stars overall by Morningstar. As of March 31, 2003, the fund's assets under management reached an all-time high of $10.5 billion. /6/,/8/,/12/
o Franklin Utilities Fund ranked in the top two quartiles of its LIPPER peer group for the one-, three-, five- and 10-year periods ended March 31, 2003. The fund was also rated 4 stars overall by MORNINGSTAR. /6/,/8/,/13/
o Franklin Balance Sheet Investment Fund ranked in the top half of its LIPPER peer group over the one-, three-, five- and 10-year periods ended March 31, 2003. The fund was also rated 4 stars overall by MORNINGSTAR. /6/,/8/,/14/
o Franklin Flex Cap Growth Fund ranked in the top third of its Lipper peer group for the one-, three-, five- and 10-year periods ended March 31, 2003. The fund was also rated 4 stars overall by MORNINGSTAR. /6/,/8/,/15/

GLOBAL BUSINESS DEVELOPMENTS

o Franklin Templeton Investments won an additional $100 million fixed-income separate account mandate from the Central Bank of China.
o The WALL STREET JOURNAL named Franklin Templeton Investments as the largest foreign retail fund company in the German market.
o Franklin Templeton Investments was ranked #1 out of 64 by IFA Magazine for offering superior service to independent financial advisors in Germany, and was awarded the "Service Award 2003" (ranked #1) by FONDS PROFESSIONELL, the leading IFA magazine in Germany and Austria.
o The S&P Investment Fund Awards in Belgium recognized Franklin Templeton Investments for "Best Overall Performance for a Family of Funds over a 3-year Period". In Singapore, Mutual Beacon Fund was awarded "Best Performing Equity Global Fund" for three-year performance, and China Fund for "Best Performing Equity China (Greater) Fund" for three-year returns.
o Fiduciary Trust was recognized as the best Global Fixed Income (unhedged) manager for one-year performance in ASIAN INVESTOR'S 2003 Achievement Awards.
o Franklin Templeton Korea was recognized by three local papers, in conjunction with various rating agencies, for consistent high performance over the past three years.
o Internet consultant KASINA named Franklin Templeton Investments in the top three for eMail Marketing in Canada and the U.S. among 118 asset management firms worldwide.
o Mark Mobius, managing director of Templeton Asset Management, Ltd., received an "Award of Excellence" from the Capital Link Forum for his contribution to the closed-end fund industry.
o Franklin Templeton Investments was awarded the 529 mandate for New Jersey, to market and manage investments for NJBEST and Franklin Templeton 529 College Savings Plan.
o Approximately 900 financial advisors attended Franklin Templeton's Chief Investment Officer conference call, a 68% increase over the previous semi-annual call.

                                       2
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


 FRANKLIN RESOURCES, INC.
 CONSOLIDATED INCOME STATEMENTS
 (Dollar amounts in thousands except assets   THREE MONTHS ENDED            SIX MONTHS ENDED
 under management and per share data)
                                                    MARCH 31                    MARCH 31
                                            --------------------------------------------------------
                                              2003      2002      %       2003      2002       %
                                              ----      ----    Change    ----      ----     Change
                                                                ------                       ------
 OPERATING REVENUES
 Investment management fees                  $347,897 $365,778    (5%)   $699,309  $722,576    (3%)
 Underwriting and distribution fees           194,158  197,537    (2%)    380,095   389,544    (2%)
 Shareholder servicing fees                    55,315   48,024     15%    103,366    95,365      8%
 Other, net                                    15,765   14,629      8%     35,816    36,690    (2%)
                                            --------------------------------------------------------
 TOTAL OPERATING REVENUES                     613,135  625,968    (2%)  1,218,586 1,244,175    (2%)
                                            --------------------------------------------------------

 OPERATING EXPENSES
 Underwriting and distribution                173,068  177,327    (2%)    341,915   349,594    (2%)
 Compensation and benefits                    160,809  159,764      1%    319,927   319,907       -
 Information systems, technology and
     occupancy                                 71,404   73,197    (2%)    143,999   147,791    (3%)
 Advertising and promotion                     24,226   25,481    (5%)     46,870    51,906   (10%)
 Amortization of deferred sales commissions    17,040   17,047       -     33,085    33,790    (2%)
 Amortization of intangible assets              4,238    4,258       -      8,472     8,633    (2%)
 Other                                         22,644   20,875      8%     45,157    41,670      8%
                                            --------------------------------------------------------
 TOTAL OPERATING EXPENSES                     473,429  477,949    (1%)    939,425   953,291    (1%)
                                            --------------------------------------------------------

 OPERATING INCOME                             139,706  148,019    (6%)    279,161   290,884    (4%)
                                            --------------------------------------------------------

 OTHER INCOME (EXPENSES)
 Investment and other income                   15,558   14,782      5%     27,861    33,111   (16%)
 Interest expense                             (3,037)  (2,808)      8%    (6,069)   (5,976)      2%
                                            --------------------------------------------------------
 OTHER INCOME, NET                             12,521   11,974      5%     21,792    27,135   (20%)
                                            --------------------------------------------------------

 Income before taxes on income                152,227  159,993    (5%)    300,953   318,019    (5%)
 Taxes on income                               42,624   39,997      7%     81,590    79,504      3%
                                            --------------------------------------------------------

 NET INCOME                                  $109,603 $119,996    (9%)   $219,363  $238,515    (8%)
                                            ========================================================

 EARNINGS PER SHARE
     Basic                                      $0.43    $0.46    (7%)      $0.85     $0.91    (7%)
     Diluted                                    $0.43    $0.46    (7%)      $0.85     $0.91    (7%)

 DIVIDENDS PER SHARE                           $0.075   $0.070      7%     $0.150    $0.140      7%

 AVERAGE SHARES OUTSTANDING (in thousands)
     Basic                                    257,023  261,596    (2%)    257,315   261,284    (2%)
     Diluted                                  257,654  262,111    (2%)    257,918   261,981    (2%)

 OPERATING MARGIN /1/                             23%      24%       -        23%       23%       -

 ASSETS UNDER MANAGEMENT (in millions)
 Beginning of period                         $257,735 $266,287    (3%)    247,760  $246,385      1%
     Sales                                     17,441   18,759    (7%)     34,565    37,682    (8%)
     Reinvested distributions                     630      567     11%      2,067     3,103   (33%)
     Redemptions                             (14,871) (14,318)      4%   (30,906)  (29,802)      4%
     Distributions                            (1,157)  (1,129)      2%    (3,252)   (4,792)   (32%)
     Acquisitions                                   -        -       -          -         -       -
     (Depreciation)/appreciation              (7,400)    4,308     N/A      2,144    21,898   (90%)
 END OF PERIOD                               $252,378 $274,474    (8%)   $252,378  $274,474    (8%)
 SIMPLE MONTHLY AVERAGE FOR PERIOD           $255,056 $267,923    (5%)   $254,551  $261,570    (3%)

/1/  Operating Margin: Operating income divided by total operating revenues.

                                       3
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


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
per share data)                                                      THREE MONTHS ENDED
                                                31-MAR-03    31-DEC-02     %    30-SEP-02 30-JUN-02  31-MAR-02
                                                ---------    ---------  CHANGE  --------- ---------  ---------
                                                                        ------
OPERATING REVENUES
Investment management fees                       $347,897     $351,412    (1%)   $355,239  $384,840   $365,778
Underwriting and distribution fees                194,158      185,937      4%    189,853   213,300    197,537
Shareholder servicing fees                         55,315       48,051     15%     47,105    48,832     48,024
Other, net                                         15,765       20,051   (21%)     16,110    19,078     14,629
                                               ----------------------------------------------------------------
TOTAL OPERATING REVENUES                          613,135      605,451      1%    608,307   666,050    625,968
                                               ----------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution                     173,068      168,847      2%    175,054   191,586    177,327
Compensation and benefits                         160,809      159,118      1%    157,627   167,570    159,764
Information systems, technology and
     occupancy                                     71,404       72,595    (2%)     70,797    75,573     73,197
Advertising and promotion                          24,226       22,644      7%     25,703    29,268     25,481
Amortization of deferred sales commissions         17,040       16,045      6%     16,141    17,677     17,047
Amortization of intangible assets                   4,238        4,234       -      4,236     4,238      4,258
Other                                              22,644       22,513      1%     17,983    26,286     20,875
                                               ----------------------------------------------------------------
TOTAL OPERATING EXPENSES                          473,429      465,996      2%    467,541   512,198    477,949
                                               ----------------------------------------------------------------
OPERATING INCOME                                  139,706      139,455       -    140,766   153,852    148,019
                                               ----------------------------------------------------------------
OTHER INCOME (EXPENSES)
Other-than-temporary decline in investments
value                                                   -            -       -   (60,068)         -          -
Investment and other income                        15,558       12,303     26%     14,015    18,017     14,782
Interest expense                                  (3,037)      (3,032)       -    (3,168)   (3,158)    (2,808)
                                               ----------------------------------------------------------------
OTHER INCOME (EXPENSES), NET                       12,521        9,271     35%   (49,221)    14,859     11,974
                                               ----------------------------------------------------------------
Income before taxes on income                     152,227      148,726      2%     91,545   168,711    159,993
Taxes on income                                    42,624       38,966      9%     23,027    43,021     39,997
                                               ----------------------------------------------------------------
NET INCOME                                       $109,603     $109,760       -    $68,518  $125,690   $119,996
                                               ================================================================

EARNINGS PER SHARE
     Basic                                          $0.43        $0.43       -      $0.26     $0.48      $0.46
     Diluted                                        $0.43        $0.43       -      $0.26     $0.48      $0.46

DIVIDENDS PER SHARE                                $0.075       $0.075       -     $0.070    $0.070     $0.070

AVERAGE SHARES OUTSTANDING (in
thousands)
     Basic                                        257,023      257,600       -    260,444   261,952    261,596
     Diluted                                      257,654      258,218       -    261,497   263,087    262,111

OPERATING MARGIN /1/                                  23%          23%       -        23%       23%        24%

EMPLOYEES                                           6,619        6,670    (1%)      6,711     6,457      6,444
BILLABLE SHAREHOLDER ACCOUNTS /2/ (in millions)      14.3         10.1     42%        9.6       9.7        9.5

/1/  Operating Margin: Operating income divided by total operating revenues.
/2/  Effective January 1, 2003, billable shareholder accounts include 3.9 million additional partial service shareholder accounts.


                                       4
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


FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)
                                                           PRELIMINARY
                                                                 MARCH     SEPTEMBER
                                                              31, 2003      30, 2002
                                                              --------      --------
ASSETS
Current assets                                              $2,369,499    $2,322,808
Banking/ finance assets                                      1,154,508     1,091,223
Non-current assets                                           3,082,298     3,008,707
-------------------------------------------------------------------------------------
TOTAL ASSETS                                                $6,606,305    $6,422,738
-------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                           $405,511      $455,019
Banking/ finance liabilities                                   963,157       883,936
Non-current liabilities                                        869,150       816,837
-------------------------------------------------------------------------------------
Total liabilities                                            2,237,818     2,155,792
Total stockholders' equity                                   4,368,487     4,266,946
-------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $6,606,305    $6,422,738
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      255,464       258,555
-------------------------------------------------------------------------------------



                                       5
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


ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                             31-MAR-03    31-DEC-02   30-SEP-02   30-JUN-02   31-MAR-02
                                        -------------------------------------------------------------
      EQUITY
                   Global/international       $75.7        $81.4       $76.5       $93.6       $93.9
                   Domestic (U.S.)             42.7         43.5        41.4        48.5        53.2
                                        -------------------------------------------------------------
                   Total equity               118.4        124.9       117.9       142.1       147.1
                                        -------------------------------------------------------------

      BALANCED/HYBRID                          37.4         38.3        36.6        39.6        40.8

      FIXED-INCOME
                   Tax-free                    52.3         52.1        52.8        50.2        48.7
                   Taxable:
                      Domestic (U.S.)          29.4         27.3        26.1        24.7        24.6
                      Global/international      9.4          9.1         8.6         8.4         7.7
                                        -------------------------------------------------------------
                   Total fixed-income          91.1         88.5        87.5        83.3        81.0
                                        -------------------------------------------------------------

      MONEY                                     5.5          6.0         5.8         5.4         5.6

                                        -------------------------------------------------------------
TOTAL ENDING ASSETS                          $252.4       $257.7      $247.8      $270.4      $274.5
                                        -------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                $255.1       $254.8      $259.0      $274.8      $267.9
                                        =============================================================



ASSETS UNDER MANAGEMENT & FLOWS
(in billions)                                                THREE MONTHS ENDED
                                          31-MAR-03    31-DEC-02    % CHANGE   31-MAR-02   % CHANGE
                                          ---------    ---------    --------   ---------   --------
BEGINNING ASSETS UNDER MANAGEMENT            $257.7      $247.8           4%      $266.3       (3%)
     U.S. RETAIL ASSETS
       Beginning assets                      $162.7      $157.7           3%      $167.9       (3%)
       ---------------------------------------------------------------------------------------------
       Sales                                    9.0         9.4         (4%)        11.3      (20%)
       Reinvested distributions                 0.6         1.3        (54%)         0.5        20%
       Redemptions                            (7.4)       (8.8)        (16%)       (8.7)      (15%)
       Distributions                          (1.1)       (1.9)        (42%)           -       100%
       Acquisitions                               -           -            -           -          -
       (Depreciation)/appreciation            (3.4)         5.0          N/A         1.8        N/A
       ---------------------------------------------------------------------------------------------
       Ending assets                          160.4       162.7         (1%)       172.8       (7%)
       ---------------------------------------------------------------------------------------------
     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
       Beginning assets                       $95.0       $90.1           5%       $98.4       (3%)
       ---------------------------------------------------------------------------------------------
       Sales                                    8.4         7.7           9%         7.5        12%
       Reinvested distributions                   -         0.1       (100%)           -          -
       Redemptions                            (7.4)       (7.2)           3%       (5.6)        32%
       Distributions                              -       (0.2)       (100%)       (1.1)     (100%)
       Acquisitions                               -           -            -           -          -
       (Depreciation)/appreciation            (4.0)         4.5          N/A         2.5        N/A
       ---------------------------------------------------------------------------------------------
       Ending assets                           92.0        95.0         (3%)       101.7      (10%)
       ---------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $252.4      $257.7         (2%)      $274.5       (8%)
TOTAL ASSETS UNDER MANAGEMENT
         BEGINNING ASSETS                    $257.7      $247.8           4%      $266.3       (3%)
         --------------------------------------------------------------------------------------------
         Sales                                 17.4        17.1           2%        18.8       (7%)
         Reinvested distributions               0.6         1.4        (57%)         0.5        20%
         Redemptions                         (14.8)      (16.0)         (8%)      (14.3)         3%
         Distributions                        (1.1)       (2.1)        (48%)       (1.1)          -
         Acquisitions                             -           -            -           -          -
         (Depreciation)/appreciation          (7.4)         9.5          N/A         4.3        N/A
         --------------------------------------------------------------------------------------------
         ENDING ASSETS                       $252.4      $257.7         (2%)      $274.5       (8%)
         --------------------------------------------------------------------------------------------
Note: Institutional assets totaling approximately $15.6 billion are invested in U.S. Retail fund and annuity products and are disclosed in U.S. Retail assets in the above table. Total institutional and high net-worth assets at March 31, 2003, were approximately $82.2 billion, of which high net-worth assets comprised $9.3 billion.

                                       6
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


ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE (in billions)
THREE MONTHS ENDED                                              31-MAR-03   31-DEC-02   31-MAR-02
------------------                                              ---------   ---------   ---------
GLOBAL/INTERNATIONAL EQUITY
       Beginning assets                                             $81.4       $76.5       $89.4
       ------------------------------------------------------------------------------------------
       Sales                                                          5.4         6.5         6.9
       Reinvested distributions                                         -         0.6           -
       Redemptions                                                  (4.6)       (5.8)       (5.1)
       Distributions                                                    -       (0.6)           -
       Acquisitions                                                     -           -           -
       (Depreciation)/appreciation                                  (6.5)         4.2         2.7
       ------------------------------------------------------------------------------------------
       Ending assets                                                 75.7        81.4        93.9
       ------------------------------------------------------------------------------------------
DOMESTIC (U.S.) EQUITY
       Beginning assets                                              43.5        41.4        51.7
       ------------------------------------------------------------------------------------------
       Sales                                                          2.3         2.5         3.8
       Reinvested distributions                                         -         0.3           -
       Redemptions                                                  (2.0)       (2.6)       (2.2)
       Distributions                                                    -       (0.3)           -
       Acquisitions                                                     -           -           -
       (Depreciation)/appreciation                                  (1.1)         2.2       (0.1)
       ------------------------------------------------------------------------------------------
       Ending assets                                                 42.7        43.5        53.2
       ------------------------------------------------------------------------------------------

BALANCED/HYBRID
       Beginning assets                                              38.3        36.6        38.6
       ------------------------------------------------------------------------------------------
       Sales                                                          1.8         0.9         1.6
       Reinvested distributions                                       0.1         0.1         0.1
       Redemptions                                                  (1.1)       (1.0)       (0.4)
       Distributions                                                (0.2)       (0.2)       (0.2)
       Acquisitions                                                    -           -            -
       (Depreciation)/appreciation                                  (1.5)         1.9         1.1
       ------------------------------------------------------------------------------------------
       Ending assets                                                 37.4        38.3        40.8
       ------------------------------------------------------------------------------------------
TAX-FREE INCOME
       Beginning assets                                              52.1        52.8        48.3
       ------------------------------------------------------------------------------------------
       Sales                                                          1.4         1.5         1.7
       Reinvested distributions                                       0.4         0.3         0.3
       Redemptions                                                  (1.4)       (1.5)       (1.2)
       Distributions                                                (0.6)       (0.7)       (0.6)
       Acquisitions                                                     -           -           -
       Appreciation/(depreciation)                                    0.4       (0.3)         0.2
       ------------------------------------------------------------------------------------------
       Ending assets                                                 52.3        52.1        48.7
       ------------------------------------------------------------------------------------------
TAXABLE FIXED-INCOME
       Beginning assets                                              36.4        34.7        32.5
       ------------------------------------------------------------------------------------------
       Sales                                                          4.2         3.1         2.4
       Reinvested distributions                                       0.1         0.1         0.1
       Redemptions                                                  (2.8)       (2.3)       (2.7)
       Distributions                                                (0.3)       (0.3)       (0.3)
       Acquisitions                                                     -           -           -
       Appreciation                                                   1.2         1.1         0.3
       ------------------------------------------------------------------------------------------
       Ending assets                                                 38.8        36.4        32.3
       ------------------------------------------------------------------------------------------
MONEY
       Beginning assets                                               6.0         5.8         5.8
       ------------------------------------------------------------------------------------------
       Sales                                                          2.3         2.6         2.4
       Reinvested distributions                                         -           -           -
       Redemptions                                                  (2.9)       (2.8)       (2.7)
       Distributions                                                    -           -           -
       Acquisitions                                                     -           -           -
       Appreciation                                                   0.1         0.4         0.1
       ------------------------------------------------------------------------------------------
       Ending assets                                                  5.5         6.0         5.6
       ------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                     $252.4      $257.7      $274.5


                                       7
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


CONFERENCE CALL INFORMATION
---------------------------

     On Thursday, April 24, 2003, Franklin Resources, Inc., [NYSE:BEN] will release its second fiscal quarter 2003 financial results. Martin Flanagan and Greg Johnson, co-presidents of Franklin Resources, Inc., will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts' questions.
     Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 574-4065 in the U.S. or
(706) 679-3804 internationally.
     A replay of the call will be archived on franklintempleton.com through May 1, 2003. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code #9203079, after 7:30 p.m. Eastern Time on April 24, 2003, through 11:59 p.m. Eastern Time on May 1, 2003. Any questions regarding the teleconference call should be directed to Franklin Resources, Inc. Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-3395.
     Franklin Templeton Investments provides global and domestic investment management services to its Franklin, Templeton, Mutual Series, Fiduciary Trust and other sponsored investment products. The San Mateo, CA-based company has over 50 years of investment experience. For more information, please visit franklintempleton.com or call 1-800/DIAL BEN(R).

SUPPLEMENTAL INFORMATION
------------------------

   1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. For more information on any U.S. Franklin Templeton fund, investors should request a prospectus containing more complete information, including sales charges, expenses and risks, from securities dealers or by calling Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN(R)(1-800/342-5236). Investors should read the prospectus carefully before investing or sending money. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
   2. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR ratings are based on Class A shares. Lipper rankings are based on Class A shares, with the exception of those for Mutual Series, which are based on Class Z shares, which are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. All asset data is based on 2/28/03 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary. Investment return and principal value will fluctuate with market conditions and an investor may experience a gain or loss when they sell their shares.
   3. Source: Lipper(R)Inc., 3/31/03. Of the eligible Franklin Templeton non-money market equity funds tracked by LIPPER, 19, 25, 16 and 11 funds ranked in the top quartile and 8, 7, 14 and 6 funds ranked in the second quartile of their respective LIPPER peer groups, for the one-, three-, five- and 10-year periods, respectively.
   4. Source: Lipper(R)Inc., 3/31/03. While shorter-term performance for some Templeton funds has been negative, 6 out of 12 eligible Templeton equity funds ranked in the top quartile for the one-year period, 9 of 11 for the three-year period, 2 of 11 for the five-year period and 4 of 9 for the 10-year period within their respective LIPPER peer groups. 8 out of 12 eligible Templeton equity funds ranked in the top quartile for the one-year period, 10 of 11 for the three-year period, 7 of 11 for the five-year period and 5 of 9 for the 10-year period within their respective LIPPER peer groups.
   5. Source: Lipper(R)Inc., 3/31/03. Templeton Growth Fund Class A ranked 44 in a universe of 311 funds in LIPPER'S "Global Funds" group for the one-year period, 14 of 221 for the three-year period, 22 of 166 for the five-year period and 5 of 33 for the 10-year period. Templeton Foreign Fund Class A ranked 143 in a universe of 823 funds in LIPPER'S "International Funds" group for the one-year period, 20 of 616 for the three-year period, 55 of 457 for the five-year period and 13 of 100 for the 10-year period. Templeton Growth Fund and Templeton Foreign Fund have experienced negative short-term performance.
   6. Source: [Morningstar](C)3/31/03. For each fund with at least a three-year history, MORNINGSTAR calculates a MORNINGSTAR Rating based on a MORNINGSTAR Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this


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      scale and rated  separately,  which may  cause  slight  variations  in the distribution percentages.) The Overall MORNINGSTAR Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and 10-year (if applicable) MORNINGSTAR Rating metrics. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 287; 246; 113 Municipal National Long funds for the respective 3-, 5- and 10-year periods ended 3/31/03, as applicable. For the 3-, 5- and 10-year periods ended 3/31/03, the MORNINGSTAR ratings were: Franklin Federal Tax-Free Income Fund 3, 3, 4. The following fund was rated against 88; 84; 43 Municipal New York Long funds for the respective 3-, 5- and 10-year periods ended 3/31/03, as applicable. For the 3-, 5- and 10-year periods ended 3/31/03, the MORNINGSTAR ratings were: Franklin New York Tax-Free Income Fund 3, 4, 4. The following fund was rated against 681; 510; 107 Foreign Stock funds for the respective 3-, 5- and 10-year periods ended 3/31/03, as applicable. For the 3-, 5- and 10-year periods ended 3/31/03, the MORNINGSTAR ratings were: Templeton Foreign Fund 5, 4, 4. The following fund was rated against 260; 203; 44 "World Stock Funds" for the respective 3-, 5- and 10-year periods ended 3/31/03, as applicable. For the 3-, 5- and 10-year periods ended 3/31/03, the MORNINGSTAR ratings were: Templeton Growth Fund 5, 4, 4. The following funds were rated against 167; 125; N/A Mid-Cap Value funds for the respective 3-, 5- and 10-year periods ended 3/31/03, as applicable. For the 3-, 5- and 10-year periods ended 3/31/03, the MORNINGSTAR ratings were: Mutual Beacon 3, 4, N/A; Mutual Qualified 3, 4, N/A; Mutual Shares 3, 4 ,N/A. The following fund was rated against 260; 203; N/A World Stock funds for the respective 3-, 5- and 10-year periods ended 3/31/03, as applicable. For the 3-, 5- and 10-year periods ended 3/31/03, the MORNINGSTAR ratings were: Mutual Discovery 5, 5, N/A. The following fund was rated against 124; 63; N/A Europe Stock funds for the respective 3-, 5- and 10-year periods ended 3/31/03, as applicable. For the 3-, 5- and 10-year periods ended 3/31/03, the MORNINGSTAR ratings were: Mutual European 5, 5, N/A. The following fund was rated against 83; 50; N/A Specialty-Financial funds for the respective 3-, 5- and 10-year periods ended 3/31/03, as applicable. For the 3-, 5- and 10-year periods ended 3/31/03, the MORNINGSTAR ratings were: Mutual Financial Services 4, 5, N/A. The following fund was rated against 742; 584; 149 Domestic Hybrid funds for the respective 3-, 5- and 10-year periods ended 3/31/03, as applicable. For the 3-, 5- and 10-year periods ended 3/31/03, the MORNINGSTAR ratings were: Franklin Income Fund
      5,  4,  3.  The   following   fund  was   rated   against   72;   64;   20
      Specialty-Utilities funds for the respective 3-, 5- and 10-year periods ended 3/31/03, as applicable. For the 3-, 5- and 10-year periods ended 3/31/03, the MORNINGSTAR ratings were: Franklin Utilities Fund 5, 5, 3. The following funds were rated against 178; 122; 30 Small Value funds for the respective 3-, 5- and 10-year periods ended 3/31/03, as applicable. For the 3-, 5- and 10-year periods ended 3/31/03, the MORNINGSTAR ratings were: Franklin Balance Sheet Investment Fund 4, 4, 4; Franklin MicroCap Value Fund 5, 5, N/A. The following fund was rated against 514; 346; 95 Mid-Cap Growth funds for the respective 3-, 5- and 10-year periods ended 3/31/03, as applicable. For the 3-, 5- and 10-year periods ended 3/31/03, the MORNINGSTAR ratings were: Franklin Flex Cap Growth Fund 3, 3, 5.
   7. Source: Lipper(R)Inc., 3/31/03. Franklin U.S. Government Securities Fund Class A ranked 20 in a universe of 66 funds in LIPPER'S "GNMA Funds" group for the one-year period, 18 of 53 for the three-year period, 12 of 41 for the five-year period and 5 of 24 for the 10-year period.
   8. LIPPER calculates averages by taking all funds in a peer group and averaging their total returns for the periods indicated. LIPPER tracks 129 peer groups of long-term U.S. retail mutual funds, and the groups vary in size from 4 to 1057. LIPPER total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
   9. Source: Lipper(R)Inc., 3/31/03. While our Mutual Series funds experienced declines in 2002 and into 2003, 6 out of 6 eligible Mutual Series equity funds ranked in the top LIPPER quartiles for the one-year period, 6 of 6 for the three-year period, 6 of 6 for the five-year period and 4 of 4 for the 10-year period for their respective LIPPER peer groups.
  10. Source: Lipper(R)Inc., 3/31/03. Franklin MicroCap Value Fund Class A ranked 5 in a universe of 246 funds in LIPPER'S "Small-Cap Value Funds" group for the one-year period, 8 of 175 for the three-year period, and 10 of 112 for the five-year period. Franklin MicroCap Value Fund has experienced negative short-term performance.
  11. Source: Lipper(R)Inc., 3/31/03. Awards are subject to change, are based on past performance and are not intended to predict future results. The award was based on a Consistent Return score determined by using a risk-adjusted return and the strength of the fund's performance trend for the three-year period ended December 31, 2002.
  12. Source: Lipper(R)Inc., 3/31/03. Franklin Income Fund Class A ranked 48 in a universe of 126 funds in Lipper's "Income Funds" group for the one-year period, 4 of 89 for the three-year period, 15 of 72 for the five-year period and 6 of 14 for the 10-year period. Franklin Income Fund has experienced negative short-term performance.
  13. Source: Lipper(R)Inc., 3/31/03. Franklin Utilities Fund Class A ranked 5 in a universe of 88 funds in Lipper's "Utility Funds" group for the one-year period, 2 of 76 for the three-year period, 5 of 69 for the five-year period and 9 of 22 for the 10-year period. Franklin Utilities Fund has experienced negative short-term performance.
  14. Source: Lipper(R)Inc., 3/31/03. Franklin Balance Sheet Investment Fund Class A ranked 30 in a universe of 209 funds in LIPPER'S "Mid-Cap Value Funds" group for the one-year period, 13 of 123 for the three-year period, 26 of 91 for the five-year period and 4 of 25 for the 10-year period. Franklin Balance Sheet Investment Fund has experienced negative short-term performance.
  15. Source: Lipper(R)Inc., 3/31/03. Franklin Flex Cap Growth Fund Class A ranked 124 in a universe of 403 funds in LIPPER'S "Multi-Cap Growth Funds" group for the one-year period, 86 of 261 for the three-year period, 14 of 168 for the five-year period and 4 of 50 for the 10-year period. Franklin Flex Cap Growth Fund has experienced negative short-term fund performance.


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FORWARD-LOOKING STATEMENTS
--------------------------

   Statements in this press release regarding Franklin Resources, Inc.'s business which are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These risks, uncertainties and other important factors are described in more detail in the "Risk Factors" section in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2002, and Franklin's most recent Form 10-Q.

   o Continuing volatility in the equity markets have caused the levels of our assets under management to fluctuate significantly.
   o Continued weak market conditions may lower our assets under management and reduce our revenues and income.
   o  We face strong competition from numerous and sometimes larger companies.
   o Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
   o The September 11, 2001 World Trade Center tragedy may adversely affect our ability to achieve the benefits we expect from the acquisition of Fiduciary Trust Company International.
   o The ongoing threat of terrorism and the recent reports of accounting irregularities may adversely affect the general economy, financial and capital markets and our business.
   o We face risks associated with conducting operations in numerous foreign countries.
   o Our emerging market portfolios and related revenues are vulnerable to market-specific political and economic risks.
   o Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
   o  Technology  and  operating  risk  and  limitations  could   constrain  our
      operations.

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